UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 13, 2006 (June 7, 2006)

NeoPharm, Inc.

(Exact name of registrant as specified in charter)

Delaware	33-90516	51-0327886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 Lakeside Drive, Waukegan, IL		60085
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(847) 887-0800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

Item 1.01       Entry into a Material Definitive Agreement

(a) On June 13, 2006, NeoPharm, Inc. (the “Company”) entered into a separation agreement and release of all claims (the “Separation Agreement”) with Mr. Lawrence A. Kenyon, Executive Vice President, Chief Financial Officer and Secretary of the Company.

Pursuant to the Separation Agreement, which is scheduled to take effect upon Mr. Kenyon’s termination of employment with the Company on August 31, 2006, for a period of nine (9) months after the effective date of the Separation Agreement, Mr. Kenyon will be eligible to receive salary continuation based upon his current monthly salary of $17,500, payment or reimbursement for medical and dental coverage for Mr. Kenyon and his family, and options previously granted to Mr. Kenyon will continue to vest. The salary continuation and other benefits are subject to forfeiture if Mr. Kenyon provides services to certain competing businesses without the Company’s consent.

In exchange for those benefits, and again for a period of nine (9) months after his resignation becomes effective, Mr. Kenyon will provide consulting services to the Company and has agreed to abide by certain non-compete, non-solicitation and confidentiality provisions. The Separation Agreement also contains a mutual release of all claims by the parties.

The foregoing is a summary of certain of the provisions of the Separation Agreement and is qualified in its entirety by reference to the text of the Separation Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On June 7, 2006, Mr. Lawrence A. Kenyon notified the Company that he will resign as the Company’s Executive Vice President, Chief Financial Officer and Secretary, effective as of August 31, 2006. The Company has initiated a search for Mr. Kenyon’s replacement.

Relationship of the Parties.  There is no family relationship between Mr. Kenyon and any of the Company’s other officers or directors.

A copy of the press release issued by the Company on June 8, 2006, announcing the resignation of Mr. Kenyon is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item  9.01      Financial Statement and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1	Separation Agreement and Full Release of All Claims, dated as of June 13, 2006, by and between NeoPharm, Inc. and Lawrence A. Kenyon.

99.1	Press Release dated June 8, 2006, announcing resignation of Lawrence A. Kenyon as Executive Vice President, Chief Financial Officer and Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

By:	/s/ Guillermo A. Herrera
Guillermo A. Herrera
President and CEO

Date:   June 13, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and Full Release of All Claims, dated as of June 13, 2006, by and between NeoPharm, Inc. and Lawrence A. Kenyon.

99.1	Press Release dated June 8, 2006, announcing resignation of Lawrence A. Kenyon as Executive Vice President, Chief Financial Officer and Secretary.